Lord Abbett
Global Fund, Inc.

Equity Series
Income Series



Prospectus

May 1, 2000


[logo]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Class P shares of the Income Series are currently offered by this prospectus.

Class P shares of the Equity Series are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

                                   The Funds


Information    about    the   goal,           Equity Series                 2
principal  strategy,   main  risks,           Income Series                 5
performance, fees and expenses





                              Your Investment


Information for managing                      Purchases                     9
your Fund account                             Sales Compensation           12
                                              Opening Your Account         12
                                              Redemptions                  13
                                              Distributions and Taxes      13
                                              Services For Fund Investors  14
                                              Management                   15



                              For More Information

How to learn more                             Other Investment Techniques  16
about the Funds                               Glossary of Shaded Terms     17
                                              Recent Performance           18



                              Financial Information

Financial highlights and line                 Equity Series                20
graph comparison of each Fund                 Income Series                22
                                              Compensation For Your Dealer 24




How to learn more about the                  Back Cover
Funds and other Lord Abbett Funds

                                                                     Equity Fund

GOAL


     The Fund's investment objective is long-term growth of capital and income consistent with reasonable risk. The production of current income is a secondary consideration.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in the common stocks of domestic and foreign companies in sound financial condition which are expected to show above-average price appreciation. The Fund attempts to invest in companies well positioned within their industries that represent the best value. The Fund focuses primarily on stock selection to achieve positive performance relative to similar funds. We generally try to sell securities we believe to be overvalued and reinvest the proceeds in other securities we deem to offer better value. Under normal circumstances, the Fund will invest at least 65% of its assets in equity securities primarily traded in at least three countries (including the United States). The Fund may take a temporary defensive position by investing some or all of its assets in domestic securities, in securities primarily traded in fewer than three foreign countries, or in debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from realizing its investment objective.

MAIN RISKS
     The Fund is subject to the general risks and considerations associated with equity investing, such as market risk. This means the value of your investment in the Fund will fluctuate in response to movements in the securities markets in general and to the changing prospects of individual companies in which the Fund invests. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     The Fund is also subject to the risks of investing in foreign securities which may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets which may increase the degree of market risk associated with them. Foreign securities may be subject to greater price fluctuations and liquidity, currency and political risk. Foreign investments may be affected by changes in currency rates or currency controls. The Fund may, but is not required to, attempt to hedge currency risk through the use of foreign currency forwards and options. Such hedges, if used, may not work as planned, however. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries. Investing in international companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

We or the Fund refers to Equity Series ("Equity Fund"), a series of Lord Abbett Global Fund, Inc. (the "Company"). About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2 The Funds

                                                                     Equity Fund

                                                        Symbols: Class A - LAGEX
                                                                 Class B - LAGBX
                                                                 Class C - LAGCX

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
1989    17.7%
1990   -12.1%
1991    14.8%
1992     1.7%
1993    26.0%
1994    -0.1%
1995     9.2%
1996     8.4%
1997     8.0%
1998     9.1%
1999    12.4%

Best Quarter   4th Q `99  21.8%               Worst Quarter   3rd Q `98   -18.4%

--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compared to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999

--------------------------------------------------------------------------------


Share Class                          1 Year     5 Years    10 Years     Since Inception(1)

Class A shares                       5.90%       8.10%       6.30%             -
-------------------------------------------------------------------------------------------
Class B shares                       6.50%        -            -              8.56%
-------------------------------------------------------------------------------------------
Class C shares                      10.56%        -            -              9.36%
Morgan Stanley World Index(2)       25.34%      20.25%      11.96%             -
                                                                             22.71%(3)
-------------------------------------------------------------------------------------------


(1) The date of inception for each class is: A - 9/30/88; B - 8/1/96; and C - 7/15/96.
(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 8/31/96 to 12/31/99, to correspond with Class B and C inception date.




                                                                     The Funds 3

                                                                     Equity Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------------------------------------------------------------
Fee Table
------------------------------------------------------------------------------------------------------------------------------------
                                               Class A   Class B(2)    Class C     Class P

Shareholder Fees (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases

(as a % of offering price)                     5.75%       none        none        none
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                  none(1)     5.00%       1.00%(1)    none
------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.75%       0.75%       0.75%       0.75%
Distribution (12b-1) and Service Fees(3)       0.35%       1.00%       1.00%       0.45%
Other Expenses                                 0.84%       0.84%       0.84%       0.84%
Total Operating Expenses                       1.94%       2.59%       2.59%       2.04%
------------------------------------------------------------------------------------------------------------------------------------



(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions (a) of Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class            1 Year           3 Years           5 Years      10 Years

Class A shares          $761             $1,149            $1,562        $2,709
--------------------------------------------------------------------------------
Class B shares          $762             $1,105            $1,575        $2,767
--------------------------------------------------------------------------------
Class C shares          $362             $ 805             $1,375        $2,925
--------------------------------------------------------------------------------
Class P shares          $207             $ 640             $1,098        $2,369
--------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $761             $1,149            $1,562        $2,709
--------------------------------------------------------------------------------
Class B shares          $262             $ 805             $1,375        $2,767
--------------------------------------------------------------------------------
Class C shares          $262             $ 805             $1,375        $2,925
--------------------------------------------------------------------------------
Class P shares          $207             $ 640             $1,098        $2,369
--------------------------------------------------------------------------------


Management fees are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.




4 The Funds

                                                                     Income Fund
GOAL

     The Fund's investment objective is high current income consistent with reasonable risk. Capital appreciation is a secondary consideration.

PRINCIPAL STRATEGY


     To pursue its goal, the Fund primarily invests in high-quality and investment grade debt securities of domestic and foreign companies. Under normal circumstances, the Fund invests at least 65% of its assets in high-quality debt securities. The Fund may invest up to 15% of its assets in high yield debt securities, sometimes called "lower-rated bonds" or "junk bonds." The weighted average life of the Fund's portfolio normally will vary based on our perception of the relationship between the return potential and the maturities of the Fund's holdings, among other factors.

     The types of debt securities in which the Fund may invest include:

     o    Securities  issued or guaranteed by governments  (including the United
          States),  their  political  subdivisions,   authorities,  agencies  or
          instrumentalities, including mortgage-related securities

     o    Securities issued by foreign government related entities

     o    Securities of supranational organizations such as the World Bank

     o    Securities of foreign and domestic corporations

     The Fund will select which countries and currencies it will invest in based on its perception of the best opportunities for an attractive return consistent with its objective. Our choices will be based on analysis of fixed income market returns and expected currency exchange rate movements. Under normal circumstances, the Fund will invest at least 65% of its assets in at least three different countries, including the United States.

     The Fund may hold foreign currencies to meet settlement requirements relating to the purchase of foreign securities. The Fund also may effect currency exchange transactions, including agreements to exchange one currency for another at a future date, known as forward foreign currency contracts. The Fund may use these transactions to try to protect against uncertainties in the levels of future exchange rates between particular foreign currencies and the U.S. dollar or between foreign currencies in which portfolio securities are or may be denominated. The Fund also may use these transactions as an efficient way to gain exposure to short-term interest rates in a particular country instead of investing in securities denominated in the country's currency. The Fund may take a temporary defensive position by investing some or all of its assets in securities primarily traded in fewer than three countries, or in equity or short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

     The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and can be expected to have portfolio turnover rates substantially in excess of 100%. For the fiscal year ended December 31, 1999, the portfolio turnover rate for the Fund was 314%. These rates vary year to year. High turnover increases transaction costs and may increase taxable capital gains.


We or the Fund refers to Income Series ("Income Fund"), a series of Lord Abbett Global Fund, Inc. (the "Company").

About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it can-not guarantee results.



You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


                                                                     The Funds 5


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. This may result in losses to the Fund. In addition, the market for high yield securities generally is less liquid than the market for higher-rated securities.

     The Fund is also subject to the risks of investing in foreign securities which may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets which may increase the degree of market risk associated with them. Foreign securities may be subject to greater price fluctuations and liquidity, currency and political risk. Foreign investments may be affected by changes in currency rates or currency controls. The Fund may, but is not required to, attempt to hedge currency risk through the use of foreign currency forwards and options. Such hedges, if used, may not work as planned, however. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries. Investing in international companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.




6 The Funds

                                                                     Income Fund

                                                        Symbols: Class A - LAGIX
                                                                 Class B - LAIBX
                                                                 Class C - GBLAX

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------
1989 - 10.6%
1990 - 11.9%
1991 - 14.3%
1992 - 5.8%
1993 - 10.8%
1994 - -3.4%
1995 - 17.9%
1996 - 6.1%
1997 - 4.2%
1998 - 10.8%
1999 - -9.5%

[GRAPHIC OMITTED]

Best Quarter   3rd Q `91  9.2%                Worst Quarter   1st Q `99    -4.3%

--------------------------------------------------------------------------------
     The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compared to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

------------------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
------------------------------------------------------------------------------------------

Share Class                         1 Year      5 Years    10 Years     Since Inception(1)
Class A shares                     -13.80%       4.48%       6.08%              -
------------------------------------------------------------------------------------------
Class B shares                     -14.35%         -           -              1.57%
------------------------------------------------------------------------------------------
Class C shares                     -10.83%         -           -              2.82%
Class P shares                         -           -           -             -5.51%
------------------------------------------------------------------------------------------
J.P. Morgan Global Government       -5.08%       6.69%       7.81%            3.90%(3)
 Bond Index(2)                                                                3.93%(4)
                                                                             -0.98%(5)

------------------------------------------------------------------------------------------


(1) The date of inception for each class is: A -9/30/88; B- 8/1/96; C -7/15/96 and P - 3/4/99.

(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 8/31/96 to 12/31/99, to correspond with Class B inception date.

(4) Represents total returns for the period 7/31/96 to 12/31/99, to correspond with Class C inception date.

(5) Represents total returns for the period 2/28/99 to 12/31/99, to correspond with Class P inception date.



                                                                     The Funds 7

                                                                     Income Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------------------------------------------------------------
Fee Table
------------------------------------------------------------------------------------------------------------------------------------
                                               Class A   Class B(2)    Class C     Class P

Shareholder Fees (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------------------------------------------------------
(as a % of offering price)                     4.75%       none        none        none
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                  none(1)     5.00%       1.00%(1)    none
------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.50%       0.50%       0.50%       0.50%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(3)       0.35%       1.00%       1.00%       0.45%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                 0.39%       0.39%       0.39%       0.39%
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                       1.24%       1.89%       1.89%       1.34%
------------------------------------------------------------------------------------------------------------------------------------



(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions (a) of Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class            1 Year          3 Years           5 Years        10 Years

Class A shares          $595            $850              $1,124          $1,904
--------------------------------------------------------------------------------
Class B shares          $692            $894              $1,221          $2,042
--------------------------------------------------------------------------------
Class C shares          $292            $594              $1,021          $2,212
--------------------------------------------------------------------------------
Class P shares          $136            $425              $ 734           $1,613
--------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $595            $850              $1,124          $1,904
--------------------------------------------------------------------------------
Class B shares          $192            $594              $1,021          $2,042
--------------------------------------------------------------------------------
Class C shares          $192            $594              $1,021          $2,212
--------------------------------------------------------------------------------
Class P shares          $136            $425              $ 734           $1,613
--------------------------------------------------------------------------------


Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.




8 The Funds

                                                                 Your Investment

PURCHASES


     The Funds offer in this prospectus four classes of shares: Class A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of Class B, C and P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.


     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------
Class A   o    normally offered with a front-end sales charge

Class B   o    no front-end sales charge,  however,  a CDSC is applied to shares sold prior to the sixth anniversary of purchase

          o    higher annual expenses than Class A shares

          o    automatically convert to Class A shares after eight years

Class C   o    no front-end sales charge,  however,  a CDSC is applied to shares sold prior to the first anniversary of purchase

          o    higher annual expenses than Class A shares


Class P   o    available to certain pension or retirement  plans and pursuant to a Mutual Fund Fee Based Program

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares(Equity Fund Only)
--------------------------------------------------------------------------------
                                                                    To Compute
                             As a % of          As a % of         Offering Price
Your Investment           Offering Price     Your Investment      Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000             5.75%              6.10%                 .9425
--------------------------------------------------------------------------------
$50,000 to $99,999            4.75%              4.99%                 .9525
--------------------------------------------------------------------------------
$100,000 to $249,999          3.95%              4.11%                 .9605
--------------------------------------------------------------------------------
$250,000 to $499,999          2.75%              2.83%                 .9725
$500,000 to $999,999          1.95%              1.99%                 .9805
$1,000,000 and over       No Sales Charge                             1.0000
--------------------------------------------------------------------------------

NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of the Company.





                                                               Your Investment 9


--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares(Income Fund Only)
--------------------------------------------------------------------------------
                                                                   To Compute
                             As a % of          As a % of         Offering Price
Your Investment           Offering Price     Your Investment      Divide NAV by
--------------------------------------------------------------------------------
Less than $100,000            4.75%              4.99%                 .9525
--------------------------------------------------------------------------------
$100,000 to $249,999          3.95%              4.11%                 .9605
--------------------------------------------------------------------------------
$250,000 to $499,999          2.75%              2.83%                 .9725
$500,000 to $999,999          1.95%              1.99%                 .9805
$1,000,000 and over       No Sales Charge                             1.0000
--------------------------------------------------------------------------------

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     o Rights of Accumulation -- A Purchaser can apply the value of the shares already owned to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.


     o Letters of Intention -- A Purchaser of Class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation can be included in a Letter of Intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     o    purchases of $1 million or more *

     o    purchases by Retirement Plans with at least 100 eligible employees *

     o    purchases under a Special Retirement Wrap Program *

     o purchases made with dividends and distributions on Class A shares of another Eligible Fund

     o purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares

     o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     o    purchases under a Mutual Fund Fee Based Program

     o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     o purchases by each Lord Abbett-sponsored fund's Directors or Trustees (including retired Directors or Trustees), officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett. These categories of purchasers also include other family members of such purchasers.

     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for Class A share purchases without a front-end sales charge.

     * These categories may be subject to a CDSC.

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o    Traditional, Rollover, Roth and Education IRAs

o    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o    Defined Contribution Plans

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

Benefit Payment Documentation (Class A CDSC only)

o    under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."


10 Your Investment

     Class A Share CDSC. If you buy Class A shares under one of the starred (O) categories listed above and you redeem any within 24 months after the month in which you initially purchased them, the Fund will normally collect a CDSC of 1%. The Class A share CDSC generally will be waived for the following conditions:

     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

     o redemptions continuing as investments in another Fund participating in a Special Retirement Wrap Program

     Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares

--------------------------------------------------------------------------------
Anniversary(1) of the day on                    Contingent Deferred Sales Charge
which the purchase order                        on redemption (as % of amount
was accepted                                    subject to charge)
On                             Before
--------------------------------------------------------------------------------
                               1st                          5.0%
--------------------------------------------------------------------------------
1st                            2nd                          4.0%
--------------------------------------------------------------------------------
2nd                            3rd                          3.0%
3rd                            4th                          3.0%
4th                            5th                          2.0%
5th                            6th                          1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                      None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

     Different conversion schedules may apply to Class B shares purchased by or on behalf of retirement plans in connection with certain special programs or platforms created and maintained by certain broker-dealer firms.

     The Class B share CDSC generally will be waived under the following circumstances:

     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

     o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     o    death of the shareholder

     o redemptions of shares in connection with Systematic Withdrawal Plans (up to 12% per year)

     See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to Class B shares.

     Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares.

     Class P Shares. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, each Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3.   shares  held the longest  before the sixth  anniversary  of their  purchase
     (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C)


Your Investment 11
     trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.

SALES COMPENSATION
     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Funds' shares and service its shareholder accounts. Sales compensation originates from two sources as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution fees that are paid out of each Fund's assets. Service compensation originates from 12b-1 service fees. The total 12b-1 fees payable with respect to each share class of each Fund are up to .35% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and C shares, and .45% of Class P shares. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

OPENING YOUR ACCOUNT
     Minimum initial investment

     o Regular Account                                                    $1,000
--------------------------------------------------------------------------------
     o  Individual  Retirement  Accounts
        and 403(b)  Plans  under the  Internal Revenue Code                 $250
--------------------------------------------------------------------------------
     o Uniform Gift to Minor Account                                        $250
--------------------------------------------------------------------------------
     o Invest-A-Matic                                                       $250
--------------------------------------------------------------------------------
     For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

12b-1 fees are payable regardless of expenses. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

12 Your Investment

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     Name of Fund
     P.O. Box 219100
     Kansas City, MO 64121

     By Exchange. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund. Proper Form. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.

REDEMPTIONS

     By Broker. Call your investment professional for instructions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC," or "Class C share CDSC."

DISTRIBUTIONS AND TAXES

     Each Fund normally pays dividends from its net investment income. The Equity Fund expects to pay such income dividends to shareholders semi-annually. The Income Fund declares income dividends daily and expects to pay them to shareholders monthly. Each Fund distributes net capital gains (if any) as "capital gains distributions" on an annual basis. Your distributions will be reinvested in your Fund unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Fund. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.


                                                              Your Investment 13

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder. Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS
AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing

Invest-A-Matic      You can make fixed,  periodic investments ($50 minimum) into
(Dollar-cost        your Fund account by means of automatic money transfers from
averaging)          your bank checking account. See the attached application for instructions.


Div-Move            You   can   automatically   reinvest   the   dividends   and
                    distributions from your account into another account in any Eligible Fund ($50 minimum).


For selling shares

Systematic          You can make  regular  withdrawals  from  most  Lord  Abbett
Withdrawal          Funds.  Automatic cash  withdrawals will be paid to you from
Plan  ("SWP")       your  account in fixed or variable  amounts.  To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.
                    Your shares must be in non-certificate form.


Class B shares      The CDSC will be waived on  redemptions  of up to 12% of the current net asset value of your account at the time of your SWPrequest. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

Class B and         Redemption  proceeds  due to a SWP for  Class B and  Class C
C shares            shares will be redeemed in the order  described under "CDSC"
                    under "Purchases."
--------------------------------------------------------------------------------
OTHER SERVICES

     Telephone Investing. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     Exchanges. You or your investment professional, may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


14 Your Investment

     Reinvestment Privilege. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


MANAGEMENT

     Each Fund's investment adviser is Lord, Abbett & Co., located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Lord Abbett is entitled to a monthly fee based on the following Funds' average daily net assets for each month at the annual rate set forth below:

             .75 of 1% for the Equity Fund and
             .50 of 1% for the Income Fund.

     For the fiscal year ended December 31, 1999, the fees paid to Lord Abbett were at an effective rate of .75 of 1% for the Equity Fund and .50 of 1% for the Income Fund. Each Fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett has entered into an agreement with Fuji-Lord Abbett International, Limited (the "Sub-Adviser"), under which the Sub-Adviser provides Lord Abbett with advice regarding the Equity Fund's assets. Lord Abbett pays the Sub-Adviser a monthly fee equal to one half of Lord Abbett's management fee.

     Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

     Equity Fund. The Equity Fund's U.S. and non-U.S. investments are managed by separate teams of investment managers and analysts. Both teams are headed by Robert G. Morris, Partner of Lord Abbett, who is primarily responsible for the day-to-day management of the Fund's portfolio.

     Income Fund. Zane E. Brown, Partner and Director of Fixed Income of Lord Abbett, heads the team, the other senior members include, Timothy W. Horan and Jerald M. Lanzotti. Mr. Brown has been with Lord Abbett for over five years. Mr. Horan joined Lord Abbett in 1996; before that he was a member of Senior Management at Credit Suisse from 1994 - 1996. Mr. Lanzotti joined Lord Abbett in 1996; before that he was an Associate in Global Fixed Income at Deutsche Morgan Grenfell from 1993 to 1996.


                                                              Your Investment 15

                                                            For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by each Fund and their risks.

     Adjusting Investment Exposure. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling options and futures contracts, forward contracts, and rights and warrants. Each Fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     Diversification. The Equity Fund is a diversified fund, which means that with respect to 75% of its total assets, it normally will not purchase a security if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer. The Income Fund is a nondiversified mutual fund. This means that the Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the value of the Income Fund's investments may be more affected by a single adverse economic, political or regulatory occurrence than the investments of a diversified fund would be.

     Foreign Currency Hedging Techniques. Each Fund may use currency forwards and options to hedge the risk to the portfolio if it expects that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a Fund to lock in a specified exchange rate for a period of time. If the Fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The Funds generally will not enter into a forward contract with a term greater than one year. Under some circumstances, a Fund may commit a substantial portion of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk Lord Abbett will not accurately predict currency movements, and the Fund's return could be reduced.

     High Yield Debt Securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower or unrated and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

     Mortgage-Backed Securities. Investment grade debt securities directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The price of a mortgage-backed security may be significantly affected by changes in interest rates. Some mortgage-backed securities have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

16 For More Information

     Short-Term Fixed Income Securities. The Fund is authorized to invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements icollateralized by these securities.

     Supranational Organizations. These are entities designated or supported by one or more governments or governmental entities to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank.

GLOSSARY OF SHADED TERMS
     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored Funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a Fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible  Fund. An Eligible Fund is any Lord  Abbett-sponsored  fund except for (1) ce rtain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a Fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Eligible Mandatory Distributions. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a manda-tory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


                                                         For More Information 17

     Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     Special Retirement Wrap Program. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

     The following is a discussion of recent performance for the twelve month period ending December 31, 1999.

     Equity Fund. Throughout the year, we underweighted the portfolio in the stocks of Japanese companies, due to our concern that these companies were not showing enough corporate earnings growth to support long-term economic expansion. However, by the fourth quarter, some Japanese companies began to show signs of extended earnings improvement and therefore some were added to the portfolio. To make these purchases, we sold some of the stocks of U.K. technology companies that had reached the target prices we set for them. Both of these decisions added to performance of the Fund. In addition, the portfolio remained overweighted in the stocks of European companies. Our decision to slightly underweight the portfolio in U.S. equities detracted from performance of the Fund, as relatively, the European equity markets did not perform as strongly as the U.S. equity market. Going forward, we will continue to watch economic developments in Japan in order to take advantage of any potentially rewarding investment opportunities.

18 For More Information

     Income Fund. We remained overweighted in bonds of the U.K., Greece and core European countries (Germany, France, Switzerland, Belgium, Austria and the Netherlands). Exposure to the euro (the common European currency), which came under pressure during the year, negatively affected Fund performance. We continued to limit our exposure to Japanese bonds, especially during the second half of 1999, as we did not perceive an opportunity for competitive returns. With 86% of the portfolio invested in AAA-rated global securities, the overall credit of the portfolio remained at the high end of the quality spectrum, and contributed to the relatively lower volatility of the Fund versus some of its peers.

     In 1999, the Federal Reserve Board, the Bank of England and many European central banks raised interest rates in an attempt to curb inflationary expectations. We are encouraged by these actions and expect that inflationary pressures will be contained, thereby making the current real rates of return in the U.S. and in Europe more attractive. With moderate growth and appropriate interest rate policies, core European countries and the U.K. should continue to offer some attractive opportunities in 2000. Likewise, we are optimistic that the worst of Europe's currency problems are over.

                                                         For More Information 19

                                                                     Equity Fund

Financial Information

Financial Highlights
     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended December 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended December 31, 1999, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
Per Share Operating Performance:                    1999            1998            1997
1996            1995

Net asset value, beginning of year                 $12.29         $12.08           $12.55
$11.96           $11.55
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                        (.09)(b)        .01(b)           .07(b)
 .07              .16
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on
------------------------------------------------------------------------------------------------------------------------------------
  investments and foreign currency transactions      1.62           1.08              .90
 .93              .90
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.53           1.09              .97
1.00             1.06
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                --             (.03)            (.06)
(.07)            (.17)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains               --             (.85)           (1.11)
(.21)            (.48)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from foreign currency transactions    --             --               (.27)
(.13)            --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $13.82         $12.29           $12.08
$12.55           $11.96
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                     12.37%          9.07%            7.99%
8.37%            9.19%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses(e)                                         1.94%          1.66%            1.51%
1.52%            1.63%
------------------------------------------------------------------------------------------------------------------------------------
 Net investments income (loss)                       (.77)%          .06%             .57%
 .54%            1.31%
------------------------------------------------------------------------------------------------------------------------------------

                                                   Class B Shares                                  Class C Shares
                                             Period Ended December 31,                        Period Ended
December 31,
Per Share Operating Performance:         1999      1998       1997      1996(c)        1999      1998
1997      1996(c)

Net asset value, beginning of period    $12.18    $12.03     $12.53     $12.30         $12.20   $12.05
$12.54     $12.31
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)             (.17)(b)  (.09)(b)   (.02)(b)   (.01)          (.17)(b) (.09)(b)
(.01)(b)   --
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on
------------------------------------------------------------------------------------------------------------------------------------
   investments and foreign currency
   transactions                           1.59      1.09        .89        .58           1.60     1.09
 .90        .57
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations          1.42      1.00        .87        .57           1.43     1.00
 .89        .57
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income      --       --         --         --             --        --
(.01)      --
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net realized gain          --       (.85)     (1.11)      (.21)          --       (.85)
(1.11)      (.21)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from foreign
------------------------------------------------------------------------------------------------------------------------------------
  currency transactions                    --       --         (.26)      (.13)          --        --
(.26)      (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $13.60    $12.18     $12.03     $12.53         $13.63   $12.20
$12.05     $12.54
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                          11.49%     8.37%      7.19%      4.56%(d)      11.56%    8.35%
7.34%      4.64%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses(e)                              2.57%     2.37%      2.23%       .83%(d)       2.57%    2.37%
2.14%       .83%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                     (1.42)%    (.70)%     (.16)%     (.16)%(d)     (1.44)%   (.69)%
(.06)%     (.11)%(d)
------------------------------------------------------------------------------------------------------------------------------------


                                                                     Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:    1999             1998                  1997
1996                1995
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)        $72,966          $80,093              $80,820
$92,164             $84,731
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate               78.74%           89.48%               99.05%
81.97%              83.32%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b)  Calculated using average shares outstanding during the year.
(c) Commencement of offering respective class: Class B - August 1, 1996, and Class C - July 15, 1996.
(d)  Not annualized.
(e) The ratios for 1997, 1998 and 1999 include expenses paid through an expense offset arrangement.

20 Financial Information

                                                                     Equity Fund

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the Morgan Stanley World Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                        Morgan Stanley
                    NAV       MAX       World Index
12/31/88            10,437    9,837     11,142
12/31/89            12,288    11,582    13,057
12/31/90            10,798    10,178    10,900
12/31/91            12,392    11,681    12,968
12/31/92            12,178    11,478    12,364
12/31/93            15,351    14,469    15,223
12/31/94            15,337    14,456    16,073
12/31/95            16,747    15,785    19,500
12/31/96            18,149    17,108    22,230
12/31/97            19,600    18,474    25,837
12/31/98            21,377    20,150    32,245
12/31/99            24,020    22,641    40,416



--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending December 31, 1999


                          1 Year           5 Years         10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)                 5.90%           8.10%                   -
--------------------------------------------------------------------------------
Class B(4)                 6.50%             -                   8.56%
--------------------------------------------------------------------------------
Class C(5)                10.56%             -                   9.36%
--------------------------------------------------------------------------------



(1)  Reflects the deduction of the maximum initial sales charge of 5.75%.
(2)  Performance  for  the  index  does  not  reflect  fees  or  expenses.   The
     performance of the index is notnecessarily representative of the Fund's performance.
(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75%, applicable to Class A shares, with all dividends and distributions reinvested for the periods shown end ing December 31, 1999 using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of the class).
(5) The Class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 3% (life of the class).


                                                        Financial Information 21

                                                                     Income Fund

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended December 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended December 31, 1999, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

------------------------------------------------------------------------------------------------------------------------------------
                                                          Class A Shares                               Class B
Shares
                                                      Year Ended December 31,                      Year Ended
December 31,
Per Share Operating Performance:            1999     1998     1997     1996     1995         1999     1998
1997   1996(c)

Net asset value, beginning of year         $8.44     $8.09    $8.34    $8.58    $7.98        $8.44    $8.09
$8.34  $8.24
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                       .47(b)    .55(b)   .51(b)   .53      .77          .43(b)   .49(b)
 .45(b) .23
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
------------------------------------------------------------------------------------------------------------------------------------
  investments and foreign currency
  transactions                             (1.26)      .30     (.18)    (.04)     .6138      (1.26)     .30
(.18)   .22
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            (.79)      .85      .33      .49     1.3838       (.83)     .79
 .27    .45
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income       (.39)     (.50)    (.51)    (.61)    (.6613)      (.35)    (.44)
(.46)  (.23)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from paid-in-capital         (.10)     --       (.07)     --      --           (.09)     --
(.06)  --
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from foreign currency
 transactions                                --       --        --      (.12)    (.1225)       --       --
--   (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year               $7.16     $8.44    $8.09    $8.34    $8.58        $7.17    $8.44
$8.09  $8.34
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                            (9.47)%   10.79%    4.23%    6.12%   17.86%      (10.11)%  10.03%
3.49%  5.58%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses(e)                                1.24%     1.18%    1.10%    1.04%    1.04%        1.89%    1.87%
1.78%   .73%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                      6.08%     6.75%    6.29%    6.52%    7.60%        5.57%    6.01%
5.57%  2.11%(d)
------------------------------------------------------------------------------------------------------------------------------------


                                                                    Class C Shares                         Class
P Shares
                                                                Year Ended December 31,               Period
Ended December 31,
Per Share Operating Performance:                      1999        1998         1997      1996(c)
1999(c)

Net asset value, beginning of year                    $8.44       $8.09      $8.34        $8.14
$7.91
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                  .43(b)      .50(b)     .45(b)       .21
 .42(b)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions       (1.26)        .29       (.18)         .37
(.85)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (.83)        .79        .27          .58
(.43)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                  (.35)       (.44)      (.46)        (.26)
(.25)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from paid-in-capital                    (.09)       --         (.06)        --
(.07)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from foreign currency transactions      --          --         --           (.12)
--
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $7.17       $8.44      $8.09        $8.34
$7.16
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                       (9.98)%     10.03%      3.48%        7.43%(d)
(5.51)%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses(e)                                           1.88%       1.85%      1.77%         .87%(d)
1.25%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                 5.42%       6.08%      5.62%        2.69%(d)
5.66%(d)

------------------------------------------------------------------------------------------------------------------------------------

                                                                     Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:    1999             1998                  1997
1996                1995

Net assets, end of year (000)        $90,429         $125,162              $148,785
$202,494            $238,291
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate              314.07%          359.13%               616.63%
621.79%           1,073.69%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b)  Calculated using average shares during the period.
(c) Commencement of respective class: Class B - August 1, 1996, Class C - July 15, 1996, and Class P - March 4, 1999.
(d)  Not annualized.
(e) The ratios for 1997, 1998 and 1999 include expenses paid through an expense offset arrangement.


22 Financial Information

                                                                     Income Fund

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the J.P. Morgan Global Government Bond Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                        J.P. Morgan Global
                    NAV       MAX       Gov't Bond Index
12/31/88            10,141    9,659     10,299
12/31/89            11,214    10,682    10,998
12/31/90            12,546    11,950    12,292
12/31/91            14,344    13,662    14,192
12/31/92            15,169    14,449    14,837
12/31/93            16,806    16,007    16,657
12/31/94            16,235    15,463    16,870
12/31/95            19,134    18,224    20,129
12/31/96            20,304    19,339    21,015
12/31/97            21,162    20,158    21,309
12/31/98            23,444    22,331    24,573
12/31/99            21,224    20,216    23,325




--------------------------------------------------------------------------------
                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending December 31, 1999


                          1 Year           5 Years         10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)               -13.80%           4.48%                   -
--------------------------------------------------------------------------------
Class B(4)               -14.35%             -                   1.57%
--------------------------------------------------------------------------------
Class C(5)               -10.83%             -                   2.83%
Class P(6)                  -                -                  -5.51%
--------------------------------------------------------------------------------

(1)  This reflects the deduction of the maximum initial sales charge of 4.75%.
(2) Performance for the index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending December 31, 1999, using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 11/15/96. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of the Class).
(5) The Class C shares were first offered on 4/1/97. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of Class).
(6) The Class P shares were first offered on 3/4/99. Performance is at net asset value.




                                                        Financial Information 23


COMPENSATION FOR YOUR DEALER - EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                 First Year Compensation



Front-end
                                     sales charge
Dealer's
                                     paid by investors     concession             Service fee(1)         Total
compensation(2)(% of
Class A investments                 (% of offering price) (% of net investment)  (% of offering price)  offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.75%                   5.00%                 0.25%             5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.00%                 0.25%             4.24%
$100,000 - $249,999                      3.95%                   3.25%                 0.25%             3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%             2.49%
$500,000 - $999,999                      1.95%                   1.75%                 0.25%             1.99%
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%             1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%             0.80%
Next $40 million above that      no front-end sales charge       0.50%                 0.25%             0.75%
Over $50 million                 no front-end sales charge       0.25%                 0.25%             0.50%
Class B investments(4)                                            Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%             4.00%
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
All amounts                      no front-end sales charge       0.25%                 0.20%             0.45%


------------------------------------------------------------------------------------------------------------------------------------
                                            Annual Compensation After first Year

Class A investments                                               Percentage of average net assets(5)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%             0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%             0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%             0.45%


(1) The service fee for Class A and P shares is paid quarterly. The first year's service fee on Class B and C shares is paid at the time of sale.
(2)  Reallowance/concession   percentages   and  service  fee   percentages  are
     calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.
(4)  Class B and C shares are subject to CDSCs.
(5) With respect to Class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


24 Financial Information

Compensation for your dealer - Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                 First Year Compensation



Front-end
                                     sales charge
Dealer's
                                     paid by investors     concession             Service fee(1)         Total
compensation(2)(% of
Class A investments                 (% of offering price) (% of net investment)  (% of offering price)  offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                         4.75%                 4.00%                 0.25%             4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                        3.95%                 3.25%                 0.25%             3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                        2.75%                 2.25%                 0.25%             2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                        1.95%                 1.75%                 0.25%             1.99%
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%             1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%             0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%             0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%             0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)                                            Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%             4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%             0.45%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Annual Compensation After first Year

Class A investments                                               Percentage of average net assets(5)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge    none                     0.25%             0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge    none                     0.25%             0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge    0.65%                    0.25%             0.90%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge    0.25%                    0.20%             0.45%

(1) The service fee for Class A and P shares is paid quarterly. The first year's service fee on Class B and C shares is paid at the time of sale.
(2)  Reallowance/concession   percentages   and  service  fee   percentages  are
     calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchase at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.
(4)  Class B and C shares are subject to CDSCs.
(5) With respect to Class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears. In the case of Class C shares for fixed-income series, 0.10% of the average net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord Abbett & Co. uses 0.10% for expenses primarily intended to result in the sale of such series' shares.


                                                        Financial Information 25

     More information on these Funds is available free upon request, including:

ANNUAL/SEMI-ANNUAL REPORT
     Describes the Funds, lists portfolio holdings and contains a letter from the Funds' manager discussing recent market conditions and each Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about the Funds and their policies.  A current SAI is
     on  file  with  the  Securities  and  Exchange  Commission   ("SEC")and  is
     incorporated by reference (is legally considered part of this prospectus).

Lord Abbett Global Fund, Inc.
      Equity Series
      Income Series

     90 Hudson Street
     Jersey City, NJ 07302-3973
     --------------------------
     SEC file number: 811-5476




To obtain information:

By telephone.  Call either Fund at: 888-522-2388


By mail.  Write to either  Fund  at:
The  Lord  Abbett  Family of Funds
90  Hudson Street
Jersey   City,  NJ   07302-3973


Via  the   Internet.
Lord,   Abbett  & Co.
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from:
SEC  www.sec.gov


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


LAGF-1-500
(5/00)

LORD ABBETT


Statement of Additional Information                                  May 1, 2000


                                GLOBAL FUND, INC.
                                  EQUITY SERIES
                                  INCOME SERIES


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement relates to, and should be read in conjunction with, the Prospectus dated May 1, 2000.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available, without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


                        TABLE OF CONTENTS                                Page

1.       Investment Policies                                              2
2.       Directors and Officers                                           7
3.       Investment Advisory and Other Services                           11
4.       Portfolio Transactions                                           12
5.       Purchases, Redemptions and Shareholder Services                  14
6.       Performance                                                      20
7.       Taxes                                                            21
8.       Information About the Fund                                       22
9.       Financial Statements                                             23
10.      Appendix                                                         23

                                       1.
                               INVESTMENT POLICIES


Lord Abbett Global Fund, Inc. (the "Company") was incorporated in Maryland on February 23, 1988. The Company has two series, the Equity Series (the "Equity Fund") and the Income Series (the "Income Fund") (each a "Fund" or collectively the "Funds") which are offered in this Statement of Additional Information. The Equity Fund and the Income Fund each have four classes of shares: Class, A, B, C and P.


FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of our outstanding shares.

The Funds may not:


(1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) it may purchase securities on margin to the extent permitted by applicable law;


(2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Funds' investment policies as permitted by applicable law);

(3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5) buy or sell real estate (except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent a Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6) with respect to 75% of the gross assets of the Equity Fund, buy securities of one issuer representing more than (i) 5% of the Equity Funds' gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

(7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

(8)  issue  senior   securities  to  the  extent  such  issuance  would  violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale of the portfolio investment.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restictions above which cannot be changed without shareholder approval, each Fund is subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

Each Fund may not:

(1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

(2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors;

(4) invest in the securities of other investment companies except as permitted by applicable law;

(5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of a Funds' total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities);

(6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of a Funds' underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

(7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such funds' total assets (included within such limitation, but not to exceed 2% of such funds' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

(8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the funds' prospectus and statement of additional information, as they may be amended from time to time; or

(10) buy  from or  sell to any of its  officers,  directors,  employees,  or its
     investment  adviser  or  any  of  its  officers,   directors,  partners  or
     employees, any securities other than shares of the Funds' common stock.

The Income fund will be required to meet the diversification rules under Subchapter M of the Internal Revenue Code.

Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.


PORTFOLIO TURNOVER RATE. For the fiscal years ended December 31, 1999, the portfolio turnover rates were 78.74% versus 89.48% for the prior year for the Equity Fund, and 314.07% versus 359.13% for the prior year for the Income Fund.


FOREIGN CURRENCY HEDGING TECHNIQUES

The Fund may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

FORWARD FOREIGN CURRENCY CONTRACTS. The Income Fund may hold foreign currencies to meet settlement requirements relating to the purchase of foreign securities.

The Fund also may enter into currency exchange transactions, including forward foreign currency contracts. Forward currency contracts are agreements to exchange one currency for another at a future date. The Fund may use currency exchange transactions to try to protect against uncertainties in the levels of future exchange rates between particular foreign currencies and the U.S. dollar, among foreign currencies or between foreign currencies in which portfolio securities are or may be denominated. The Fund also may use these transactions as an efficient way to gain exposure to short-term interest rates in a particular country instead of investing in securities denominated in the country's currency.

Forward currency contracts (1) are traded in a market primarily conducted directly between commercial banks or other financial institutions and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. The Fund may enter into forward foreign currency contracts requiring deposits or the payment of commissions, however. At maturity of a forward foreign currency contract, the Fund may (a) pay for and receive the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer or another dealer to terminate the forward contract by entering into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. At any time, the Fund also may elect to negotiate such an offset prior to the maturity of the original forward contract , although it is possible that neither new forward contracts nor offsets will be available to the fund at any given time. In addition, if a devaluation in a particular currency is generally anticipated, the fund may not be able to contract to sell currency at a price above the devaluation level it anticipates.

The fund may use forward foreign exchange for hedging with respect to specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward currency for another currency with respect to specific receivables or payables of the fund accruing in connections with the purchase and sale of its portfolio securities, the sale and redemption of shares of the fund or the payment of dividends and distributions by the fund. Position hedging is the purchase or sale of one forward currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S.
dollar. In this situation, the fund, may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is anticipated that the U.S. dollar will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which portfolio securities of the fund are denominated (this practice being referred to as a "cross-hedge"). In hedging a specific transaction, the fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency that Lord Abbett deems appropriate.

The cost to the fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

In entering into forward currency contracts, the fund may be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the fund's ability to hedge against the risk of devaluation of currencies in which the fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws on Lord Abbett's skill and experience with respect to those instruments and usually depends on Lord Abbett's ability to forecast interest rate and currency exchange rate movements correctly. If interest or exchange rates move in an unexpected manner, the fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Forward currency contracts normally are not subject to any daily price fluctuation limits to that adverse market movements could continue with respect to those contracts to a substantial extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover may not be perfect.

The fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in those instruments and Lord Abbett cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Only the parties entering into an offsetting contract may close out forward currency contracts. As a result, no assurance can be given that the fund will be able to use these contracts effectively for the purposes described above.

FOREIGN CURRENCY PUT AND CALL OPTIONS. The fund may also purchase foreign currency put options and write foreign currency call options on U.S. exchanges or in U.S. over-the-counter markets. A put option gives the fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies, including those of most of the developed countries. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options are subject to a limit of 5% of each funds' net assets illiquid securities.

A call option written by the fund gives the purchaser, upon payment of a premium, the right to purchase from the fund a currency at the exercise price until the expiration of the option. The fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the fund or in such cross currency (referred to above) to cover such call writing.

INVESTMENT TECHNIQUES

The fund intends to utilize, from time to time, one or more of the investment techniques described below, including covered call options, rights and warrants and repurchase agreements. It is the funds' current intention that no more than 5% of each funds' net assets will be at risk in the use of any one of such investment techniques. While some of these techniques involve risk when utilized independently, the fund intends to use them to reduce risk and volatility in its portfolios.

COVERED CALL OPTIONS. Each fund may write covered call options on securities it owns ("call options"), provided that the securities held to cover such call options do not represent more than 5% of a funds' net assets. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option gives up the gain possibility of the underlying stock beyond the call price and continues to have the downside risk of such securities. In addition, in exchange for the premium received, the writer of the call gives up the gain possibility of the stock appreciating above the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the sum of the premium less brokerage commissions and fees plus the difference between the strike price of the call and the market price of the underlying security.

Each fund will not use call options on individual equity securities traded on foreign securities markets.

The funds' custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by SEC Release 10666 and any SEC staff interpretations thereof with respect to each funds' assets committed to (a) forward foreign currency contracts and (b) cross hedges. If the value of the segregated securities declines, additional cash, equity and debt securities consistent with the funds' policies and such SEC requirements will be added on a daily basis (i.e., marked to market) so that the segregated amount will not be less than the amount of the funds' commitments with respect to such forward contracts and cross hedges.

RIGHTS AND WARRANTS. Each Fund may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the each fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon their disposition. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the Fund acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the fund to present minimal credit risks. Each fund will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to registered broker-dealers. These loans, if and when made, currently may not exceed 15% of each Funds' total assets. However, the Equity Fund is limiting its security loans to 5% of its total assets and the Income Fund anticipates increasing its securities lending activities to 30% of its total assets, upon approval of the increase by the Board of Directors. Each Funds' lending of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means. The cash or instruments collateralizing each Funds' lending of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may allow a part of the interest received with respect to the investment of collateral to be paid to the borrower and/or a third party that is not affiliated with the fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a fund.

By lending portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by a borrower when such U.S. Government securities are used as collateral. Each fund will comply with the following conditions whenever it lends securities: (i) the Funds must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Funds must be able to terminate the loan at any time; (iv) the Funds must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Funds may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that if a material event adversely affecting the investment in the loaned securities occurs, the Funds' Board of Directors must terminate the loan and regain the right to vote the securities.

INCOME FUND ONLY

WHEN-ISSUED TRANSACTIONS

As stated in the prospectus, the Income Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Income Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When the Income Fund enters into a when-issued purchase, it becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Income Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Income Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       2.
                             DIRECTORS AND OFFICERS


The Board of Directors of each Fund is responsible for the management of the business and affairs of the Funds.

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey, 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director or trustee of the thirteen other Lord Abbett-sponsored funds.

*ROBERT S. DOW, age 55, Chairman and President
*Mr. Dow is an "interested person" as defined in the Act.

The following outside directors are also directors or trustees of some or all of the other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, DIRECTOR
245 Park Avenue, Suite 2414
New York, New York

Senior Adviser, Time Warner, Inc. (since 1998). Formerly, Acting Chief Exective Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

WILLIAM H.T. BUSH, DIRECTOR
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial firm of Bush-O'Donnell & Company (since 1986). Age 61.

ROBERT B. CALHOUN, JR., DIRECTOR

Monitor Clipper Partners
650 Madison Avenue, 9TH Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Age 57.

STEWART S. DIXON, DIRECTOR

Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 69.

JOHN C. JANSING, DIRECTOR

162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.

C. ALAN MACDONALD, DIRECTOR
415 Round Hill Road
Greenwich, Connecticut

Currently in golf development management on a consultancy basis (since 1999). Formerly, Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that General Partner of the The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with eighteen of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 66.

HANSEL B. MILLICAN, JR., DIRECTOR

Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company (since 1991). Currently serves as Director of Polyvision. Age 71.

THOMAS J. NEFF, DIRECTOR
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm (since 1976). Currently serves as Director of Ace, Ltd. (NYSE). Age 62.

The second column of the following table sets forth the compensation accrued by the Company for outside directors/trustees. The third column sets forth information with respect to the pension or retirement benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the Funds associated with Lord Abbett and no officer of the Funds received any compensation from the Funds for acting as a director/trustee or officer.

                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

          (1)                       (2)                   (3)                        (4)
                                                     Pension or                 For Year Ended
                                                     Retirement Benefits        December 31, 1999
                                                     Accrued by the             Total Compensation
                               Aggregate             Fund and                   Paid by the Fund and
                               Compensation          Thirteen Other Lord        Thirteen Other Lord
                               Accrued by            Abbett-sponsored           Abbett-sponsored
Name of Director               the Fund/1            Funds/2                    Funds/3
----------------               ---------             ------                     ------
E. Thayer Bigelow              $519                  $17,622                    $57,720
William H.T. Bush*             $522                  $15,846                    $58,000
Robert B. Calhoun, Jr.**       $513                  $12,276                    $57,000
Stewart S. Dixon               $527                  $32,420                    $58,500
JOHN C. JANSING                $515                  $41,1084                   $57,250
C. Alan MacDonald              $518                  $26,763                    $57,500
Hansel B. Millican, Jr.        $518                  $37,822                    $57,500
Thomas J. Neff                 $537                  $20,313                    $59,660


1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred under a plan ("equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. The amounts of the aggregate compensation payable by the Equity Fund as of December 31, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $2,306; Mr. Bush $62; Mr. Calhoun, $468; Mr. Dixon, $3,568; Mr. Jansing, $4,016; Mr. MacDonald, $4,162; Mr. Millican, $7,080 and Mr. Neff, $5,519. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of December 31, 1999, each would own, the following: Mr. Bigelow, $2,306; Mr. Bush, $62; Mr. Calhoun, $468; Mr. Dixon, $7,524; Mr. Jansing, $30,847; Mr.
     MacDonald, $4,162; Mr. Millican, $7,080; and Mr. Neff, $83,114. The amounts of the aggregate compensation payable by the Income Fund as of December 31, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $4,167; Mr. Calhoun, $664; Mr. Dixon, $5,127; Mr. Jansing, $8,149; Mr. MacDonald, $6,974; Mr. Millican, $8,041 and Mr. Neff,$9,857.
     If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of December 31, 1999, each would own, the following: Mr. Bigelow, $4,167; Mr. Calhoun, $664; Mr. Dixon, $5,127;
     Mr. Jansing, $8,149; Mr. MacDonald, $6,974; Mr. Millican, $8,041; and Mr. Neff, $9,857.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1999.

3. This column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/trustees' have chosen to defer but does not include amounts accrued under the equity based plan and shown in Column 3.

4. The equity-based plans superseded a previously approved retirement plan for all directors/trustee. Directors/trustees had the option to convert their accrued benefits under the retirement plan. All of the current outside directors/trustees except one made such election. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the Funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Messrs. Brown, Carper, Hilstad, Morris and Walsh are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

EXECUTIVE VICE PRESIDENTS:


Zane E. Brown, age 48

Timothy W. Horan, age 44 (with Lord Abbett since 1996 - formerly Senior Manager of Credit Suisse; prior thereto Vice President of Aubrey G. Lanston & Co.)

VICE PRESIDENTS:

Paul A. Hilstad, age 57, Vice President and Secretary (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Daniel E. Carper, age 48

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997; prior thereto, Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Jerald M. Lanzotti, age 31 (with Lord Abbett since 1996 - formerly an Associate of Deutsche Morgan Grenfell/C.J. Lawrence Inc.)

Robert G. Morris, age 55

A. Edward Oberhaus III, age 40

Fernando Saldanha, age 46 (with Lord Abbett since 1998 - formerly Senior Financial Officer at World Bank from 1988)

John J. Walsh, age 64

TREASURER

Donna M. McManus, age 39, (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

As of April 15, 2000, our officers and directors, as a group, owned less than 1% of each Fund's outstanding shares and there were no record holders of 5% or more of the Fund's outstanding shares, other than Lord Abbett Distributor.

                                       3.
                     INVESTMENT ADVISORY AND OTHER SERVICES

The services performed by Lord Abbett are described in the Prospectus under "Management". Under the Management Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. The management fee for the Equity Fund is at the annual rate of .75 of 1% and .50 of 1% for the Income Fund. Notwithstanding the above, Lord Abbett may, but is not required to, waive its fee or directly pay all or any portion of the expenses of either Fund not expressly assumed by Lord Abbett under the Management Agreement.


For the fiscal years ended December 31, 1999, 1998 and 1997 the management fees for the Equity Fund and the Income Fund were as follows:

                           1999                1998              1997
                           ----                ----              ----
Equity Fund                $529,582            $636,532          $636,532

Income Fund                $535,412            $657,888          $864,869


The Funds pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Lord Abbett has entered into an agreement with Fuji-Lord Abbett International Ltd. ("the Sub-Adviser"), under which the Sub-Adviser provides Lord Abbett with advice with respect to the Equity Fund's assets. The Sub-Adviser is controlled by Fuji Investment Management Co. (Tokyo). Fuji Bank Limited of Tokyo, Japan ("Fuji Bank") directly owns 40% of the outstanding voting stock of the Sub-Adviser. Fuji Investment Management Co. (Tokyo) is an affiliate of Fuji Bank. Lord Abbett owns approximately 27% of such outstanding voting stock. As of December 31, 1999, the Sub-Adviser managed approximately $915 million, which is invested globally. The Sub-Adviser furnishes Lord Abbett with advice and recommendations with respect to Equity Fund's assets, including advice about the allocation of investments among foreign securities markets and foreign equity and debt securities markets and foreign equity and debt securities and, subject to consultation with Lord Abbett, advice as to cash holdings and what securities in the portfolio should be purchased, held or disposed. The Sub-Adviser also gives advice with respect to foreign currency matters. Lord Abbett is obligated to pay the Sub-Adviser a monthly fee, based on average daily net assets for each month, at the annual rate of .375 of 1%.

Securities held by either of the funds may also be held by other funds or investment advisory clients for which Lord Abbett or the Sub-Adviser (in the case of the Equity Fund) or their affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by Lord Abbett or the Sub-Adviser (in the case of the Equity Fund) for the fund or for other funds or clients for which they render investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of Lord Abbett, the Sub-Adviser (in the case of the Equity Fund) or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302, serves as the principal underwriter for the Funds.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of each Fund and must be approved at least annually by our Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for the Funds, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is each Fund's custodian. Rules adopted by the Securities & Exchange Commission under the Act permit the fund to maintain its foreign assets in the custody of certain eligible foreign banks and securities depositories. The funds' portfolio securities and cash, when invested in foreign securities and not held by BNY or its foreign branches, are held by sub-custodians of BNY approved by the Board of Directors of the fund in accordance with such rules.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

United  Missouri  Bank of Kansas  City,  N.A.,  Tenth and  Grand,  Kansas  City,
Missouri, acts as the transfer agent and dividend disbursing agent for the Funds.

                                       4.
                             PORTFOLIO TRANSACTIONS

With respect to the Income Fund, purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Income Fund usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28
(e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions and taking into account the full range and quality of the brokers' services. With respect to the Equity Fund, consistent with obtaining best execution, we may pay, as described below, a higher commission than some brokers might charge on the same transactions. This policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. For foreign securities purchased or sold by the Equity Fund, the selection is made by the Sub-Adviser. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the funds' portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commission on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include such factors as showing the fund trading opportunities including blocks, willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-part suppliers, that enable Lord Abbett to access various information databases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage of other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of Lord Abbett to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred. When, in the opinion of the investment adviser, two or more brokers (ether directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of a Fund or who have provided investment research, statistical, or other related services to the investment adviser.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

During the fiscal years ended December 31, 1999, 1998 and 1997, the Equity Fund paid total commissions to independent broker-dealers of $164,795, $330,496 and $414,606, respectively.

                                       5.
                             PURCHASES, REDEMPTIONS
                            AND SHAREHOLDER SERVICES

Information concerning how each Fund values its shares for the purchase and redemption or repurchase of its shares is briefly described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, each Fund calculates its net asset value and is otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities that are not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked price. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Directors of the Funds. The Board of Directors will monitor, on an ongoing basis, the Funds' method of valuation.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Funds' calculation of net asset values unless the Funds' Directors determine that the particular event would materially affect net asset value, in which case an adjustment will be made.

The net asset value per share for the Class B and Class C shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares are sold at net asset value.

The maximum offering prices of each Fund's Class A shares on December 31, 1999 were computed as follows:

                                                                              Equity                   Income
                                                                              Series                   Series
                                                                              ------                   ------

Net asset value per share (net assets
  divided by shares outstanding)........................................      $13.82                  $ 7.16

Maximum offering price per
  share (net asset value divided by .9425 and .9525, respectively)......      $14.67                  $ 7.52

Each Fund has entered into a distribution agreement with Lord Abbett Distributor under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund and to make reasonable efforts to sell Fund shares, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For  the  last  three  fiscal  years  Lord  Abbett,   as  the  Funds'  principal
underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                   Equity Fund
                             Year Ended December 31,
                             -----------------------

                                      1999         1998       1997
                                      ----         ----       ----

Gross sales charge                    $115,969   $145,982   $200,054
Amount allowed
         TO DEALERS                   $ 99,286   $125,381   $170,647
                                      --------   --------   --------
Net commissions
      received by

      LORD ABBETT                     $ 16,683   $ 20,601   $ 29,407
                                      ========   ========   ========

                                   Income Fund
                             Year Ended December 31,
                             -----------------------

                                      1999         1998       1997
                                      ----         ----       ----

Gross sales charge                    $ 52,537   $ 52,209   $ 75,727

Amount allowed

         TO DEALERS                   $ 45,181   $ 45,019   $ 65,169
                                      --------   --------   --------
Net commissions
      received by

      LORD ABBETT                     $  7,356   $  7,190   $ 10,558
                                      ========   ========   ========

CONVERSION OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

RULE 12B-1 PLANS

CLASS A, B, C AND P. As described in the Prospectus, the Company has adopted on behalf of each Class of each Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act: the "A Plans," the "B Plans" , "C Plans," and "P Plans", respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each Fund.

The fees payable under the A Plan, B Plan, C Plan and P Plan are described in the Prospectus. For the fiscal year ended December 31, 1999, fees paid to dealers under each Plan were:

12b-1 Distribution Plan              Equity Fund                 Income Fund
-----------------------              -----------                 -----------

Class A                              $232,809                    $351,636
Class B                              $ 29,783                   $  16,513
Class C                              $ 18,644                   $  33,292
Class P                                   -                     $     592

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable Class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

CONTINGENT  DEFERRED SALES CHARGES. A Contingent  Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored Family of Funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored Family of Funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                      Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted          on Redemptions (As % of Amount
                                                      Subject to Charge)

Before the 1st                                                   5.0%
On the 1st, before the 2nd                                       4.0%
On the 2nd, before the 3rd                                       3.0%
On the 3rd, before the 4th                                       3.0%
On the 4th, before the 5th                                       2.0%
On the 5th, before the 6th                                       1.0%
On or after the 6th anniversary                                  None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other Fund on behalf of the Funds' Class C shares.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan". Class P shares are available to a limited number of investors

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings,
(ii) in connection with mandatory  distribution  under 403(b) plans and IRAs and
(iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other Funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett Family of Funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other Fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other Fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each Funds' shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts and Lord Abbett Equity Fund ("LAEF") which is not issuing shares. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which are not available to new investors of the type requesting the exchange.

LETTER OF INTENTION. Under the terms of the Letter of Intention, as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. Our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program related to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor, which is any broker or bank that is a member of the medallion stamp program. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the Prospectus of the other Fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") is also described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived for redemptions of 12% or less per year. For redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian except in the case of 401 (k) plans and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                   PERFORMANCE

Each Fund computes the average annual compounded rate of total return for each Class of shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% in the case of the Equity Fund and 4.75% in the case of the Income Fund (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares of each Fund, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to each Series' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares of each fund, the 1.0% CDSC is applied to each Fund's investment results for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, each Funds' average annual compounded rates of total return for the one-year, five-years and ten years or the life-of-the-Fund ending on December 31, 1999 were as follows:

                                    EQUITY FUND
                                    -----------

                  1 YEAR            5 YEARS          10 YEARS (OR LIFE)
                  ------            -------          ------------------
Class A shares    5.90%             8.10%            6.30%
Class B shares    6.50%                 -            8.56%
Class C shares    10.56%                -            9.36%
                                    INCOME FUND
                                    -----------

                  1 YEAR            5 YEARS          10 YEARS (OR LIFE)
                  ------            -------          ------------------
Class A shares  -13.80%             4.48%            6.08%
Class B shares   -14.35%                -            1.57%
Class C shares   -10.83%                -            2.83%
Class P shares       -                  -            -5.51%

Our yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take each Funds' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of such Funds' shares outstanding during the period that were entitled to receive dividends and (ii) such Funds' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on such funds' net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended December 31, 1999, the yield for the Class A, B and C shares of the Income Fund were 4.11%, 3.71% and 3.71%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      TAXES

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it distributes to shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

The Funds contemplate declaring as dividends substantially all of their net investment income. Dividends paid by the Funds from their investment income and distributions out of short-term capital gains are taxable to shareholders as ordinary income from dividends whether received in cash or reinvested in additional shares of the Fund. Distributions paid by the funds out of their net realized long-term capital gains are taxable to shareholders as capital gain, also whether received in cash or reinvested in shares. The Fund will send each shareholder annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Funds or who, to the Funds' knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which the Funds may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may be subject to foreign withholding taxes, which would reduce the yield on their investments. It is generally expected that Fund shareholders who are subject to U.S. federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Funds.

The Funds will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Funds intend to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Funds will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in a Fund for more than 45 days to qualify for the deduction for dividends paid by a Fund.

Gain and loss realized by the Funds on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the passive foreign investment company even if such amount were not distributed to the Fund. Alternatively, if a fund were to make a "mark-to-market" election with respect to its investment in a passive foreign investment company, gain or loss with respect to the investment would be considered realized at the end of each taxable year of the Fund even if the Fund continued to hold the investment and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (U.S. citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

                                       8.
                           INFORMATION ABOUT THE FUND

Our Board of Directors has authority to create and classify shares of common stock in separate series, without further action by shareholders. To date, 500,000,000 shares of the Equity Fund and 500,000,000 shares of the Income Fund have been authorized at $0.001 par value. Both Funds currently offer four classes of shares: Class A, B, C and P .

The Board of Directors will allocate these authorized shares among the classes of each fund from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added in the future. The Act, requires that where more than one Fund exists, each Fund must be preferred over all other Funds in respect of assets specifically allocated to such Funds.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Fund affected by such matter. Rule 18f-2 further provides that a class or fund shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements of the Rule.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Funds' Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

The Companys' By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of each Fund.

                                       9.
                              FINANCIAL STATEMENTS

The financial statements for the year ended December 31, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Report to Shareholders of Lord Abbett Global Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                       10.
                                    APPENDIX

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.